Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ James F. Betts
                                 ------------------------------------------
                                 James F. Betts


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ Alvin R. Clements
                                 ------------------------------------------
                                 Alvin R. Clements


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ Phyllis L. Cothran
                                 ------------------------------------------
                                 Phyllis L. Cothran


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ Jack H. Ferguson
                                 ------------------------------------------
                                 Jack H. Ferguson


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ Robert L. Freeman
                                 ------------------------------------------
                                 Robert L. Freeman


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ G. Bruce Miller
                                 ------------------------------------------
                                 G. Bruce Miller


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ T. Justin Moore, III
                                 ------------------------------------------
                                 T. Justin Moore, III


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ Richard L. Morrill
                                 ------------------------------------------
                                 Richard L. Morrill


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ Lloyd U. Noland, III
                                 ------------------------------------------
                                 Lloyd U. Noland, III


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 /s/ William G. Reynolds, Jr.
                                 ------------------------------------------
                                 William G. Reynolds, Jr.


                                 Date:  March 5, 1997

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, par value $5.00 per share, with associated share purchase rights (the "Shares"), for issuance and sale under the Central Fidelity Banks, Inc. 1992 Compensation Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ Kenneth S. White
                                 ------------------------------------------
                                 Kenneth S. White


                                 Date:  March 5, 1997